UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2007 (December 3, 2007)

SAMOYED ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

000-52390

98-0511932

(State or other jurisdiction

(Commission

   (IRS Employer

of incorporation)

File Number)

Identification No.)

2440, 10303 Jasper Avenue, Edmonton, Alberta T5J 3N6

 (Address of principal executive offices)               (Zip Code)

(780) 428-6002

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On December 3, 2007, Mr. Christopher Yee and Mr. Daniel Koyich, each a Director of Samoyed Energy Corp. (the “Company”), informed the Board of Directors of the Company that each was resigning from the Board of Directors effective December 3, 2007, and tendered their resignations.  Neither Mr. Yee nor Mr. Koyich resigned as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Appointment of Donald R. Getty to the Board of Directors:

On December 3, 2007, Mr. Donald R. Getty was appointed to the Board of Directors of Samoyed Energy Corp.

Mr. Getty has been retired since December 1992.

From 1985 to 1992, Mr. Getty served two, four year terms as Premier of Alberta.  In addition to acting Premier of Alberta, he held the position of Energy Minister and the position of Minister of Federal and Intergovernmental Affairs during his two terms in office.

From August 13, 2005, to the present, Mr. Getty serves as a Director and Chairman of the Board to Capital Reserve Canada Limited, a Canadian company, which is a U.S. reporting issuer and is quoted on the Over-the-Counter Bulletin Board.

In addition, Mr. Getty currently serves on the Board of Directors of Mera Petroleums Inc., a company publicly trading on the Toronto Stock Exchange.

From 2005 to present, Mr. Getty serves on the Board of Directors of Globetech Environmental Inc., a company publicly trading on the Pink Sheets.

From 1997 to present, Mr. Getty serves on the Board of Directors of West Isle Energy Inc., a company publicly trading on the Toronto Stock Exchange.

From 1995 to present, Mr. Getty serves on the Board of Directors of the Guyanor Resources SA, a company publicly trading on the Toronto Stock Exchange.

In 1954, Mr. Getty graduated, with honors, from the University of Western Ontario and earned a Business Administration Degree.

Appointment of Lisa Jacobson to the Board of Directors:

On December 3, 2007, Ms. Lisa Jacobson was appointed to the Board of Directors of Samoyed Energy Corp.

From 2006 to present, Ms. Jacobson serves as the Corporate Secretary to the Board of Capital Reserve Canada Limited, a Canadian company, which is a U.S. reporting issuer and is quoted on the Over-the-Counter Bulletin Board.

From June 2002 to the present, Ms. Jacobson holds the position of Executive Assistant, Office Manager and Investor Relations for Lavallee Financial Corp, a privately held company.

From July 1, 2001 to May 2, 2002, Ms. Jacobson held the position of Executive Assistant and Marketing Manager with Cymobile Canada Corporation, a privately held company.

In 1986, Ms. Jacobson graduated from Alberta College and earned a Legal Secretary Diploma.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMOYED ENERGY CORP.
Date: December 6, 2007	By:/s/ Lisa Jacobson______ Name: Lisa Jacobson Title: Secretary-Treasurer and Director

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